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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 19, 1999

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
 -----------------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                     333-05271                  13-3728743
------------------------------   -------------------------  --------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                 380 Madison Avenue, New York              10017-2951
            ----------------------------------------     --------------
            (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510


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Item 5.  Other Events:

         On or about 8/18/99 and 8/19/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits             Description
                  ----------           ---------------
                  20.1                 Monthly  Reports  with  respect to
                                       the August 18 and 19, 1999 distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 1, 1999

                                      THE CHASE MANHATTAN BANK,

                                      As Paying Agent, on behalf of
                                      Chase Commercial Mortgage
                                          Securities Corp.

                                      By:  /s/ Norma Catone
                                      -----------------------------------
                                      Name:    Norma Catone
                                      Title:   Vice President


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                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Monthly Reports with
                                        respect to the
                                        distribution to
                                        certificateholders on
                                        August 18 and 19, 1999.